UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 9, 2014 (July 1, 2014)

The Williams Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 918-573-2000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed in its Current Report on Form 8-K filed on July 1, 2014, The Williams Companies, Inc. (the “Company”) completed the acquisition of all of the interests in Access Midstream Partners, L.P. (“ACMP”) held by Global Infrastructure Partners II, pursuant to the purchase agreement dated June 14, 2014. This Form 8-K/A amends the Current Report on Form 8-K referred to above to include the financial statements of the business acquired and the pro forma financial information both as required by Item 9.01 of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of ACMP, for the year ended December 31, 2013, and the unaudited financial statements of ACMP, for the quarterly period ended June 30, 2014, are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

(b) Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Balance Sheet of the Company, as of June 30, 2014 and the Unaudited Pro Forma Condensed Combined Statements of Income for the six months ended June 30, 2014 and the year ended December 31, 2013 and Notes thereto are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.		Description

23.1	—	Consent of PricewaterhouseCoopers LLP.

99.1	—	Audited financial statements of Access Midstream Partners, L.P., for the year ended December 31, 2013.

99.2	—	Unaudited financial statements of Access Midstream Partners, L.P., for the quarterly period ended June 30, 2014.

99.3	—

Unaudited Pro Forma Condensed Combined Balance Sheet of The Williams Companies, Inc., as of June 30, 2014 and the Unaudited Pro Forma Condensed Combined Statements of Income for the six months ended June 30, 2014 and the year ended December 31, 2013 and Notes thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

/s/ Ted T. Timmermans
Name:	Ted T. Timmermans
Title:	Vice President, Controller and Chief Accounting Officer (Duly Authorized Officer and Principal Accounting Officer)

DATED: September 9, 2014

Exhibit No.		Description

23.1	—	Consent of PricewaterhouseCoopers LLP.

99.1	—	Audited financial statements of Access Midstream Partners, L.P., for the year ended December 31, 2013.

99.2	—	Unaudited financial statements of Access Midstream Partners, L.P., for the quarterly period ended June 30, 2014.

99.3	—

Unaudited Pro Forma Condensed Combined Balance Sheet of The Williams Companies, Inc., as of June 30, 2014 and the Unaudited Pro Forma Condensed Combined Statements of Income for the six months ended June 30, 2014 and the year ended December 31, 2013 and Notes thereto.